Positioned for performance: An overview of Q3 2015 and beyond

December 2015

Disclaimer

All forward-looking statements are Avista management's present expectations of future events and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements.

For more information on such factors and uncertainties, consult Avista's most recent form 10-K and 10-Q, which are available on our website at www.avistacorp.com

Strong and stable utility core

Avista Utilities

- Regulated electric and natural gas operations
- Serves customers in Washington, Idaho and Oregon
- Contributes about 95% of earnings

Alaska Electric Light & Power Company (AEL&P)

- Regulated electric operations
- Serves customers in City and Borough of Juneau



Long history of service, trust, innovation and collaboration

Photo: Spokane River Upper Falls

Steadily building long-term value

Projecting earnings and dividend growth of 4% to 5%

Avista Utilities	▪ 5% to 6% rate base growth through utility capital investments ▫ Upgrading infrastructure ▫ Grid modernization ▪ Customer and load growth (~1%)
AEL&P	▪ Strong near-term rate base growth through investment in generation ▪ Customer and load growth (~1%) ▪ Planning to bring natural gas to Juneau
Strategic Investments	▪ Developing platforms for future growth ▫ Targeting expanded natural gas services via LNG* ▫ Exploring data science and advanced analytics

Reliably building value for our customers, investors, communities and employees

*LNG: Liquefied natural gas

AVISTA

Avista Utilities

Significant investments in utility infrastructure

Solid foundation and continued commitment to innovation

Providing safe and reliable service for 125+ years

- Diverse customer base
  - 30,000 square mile service territory
  - Service area population 1.5 million
    - 370,000 electric customers
    - 330,000 natural gas customers
- Strong customer focus
  - 90% percent or better customer satisfaction ratings every year since 1999
  - Developing key customer initiatives
- Invested in our communities
  - More than $1.5 million per year in charitable donations and over 48,000 volunteer hours from our employees



Kettle Falls
Sandpoint
Noxon
MONTANA
Seattle
Spokane
Coeur d'Alene
WASHINGTON
Olympia
Missoula
Helena
Jackson Prairie Natural Gas Storage
Othello
Pullman
Moscow
Clarkston
Lewiston
Goldendale
Stevenson
Grangeville
Portland
La Grande
Salem
IDAHO
OREGON
Boise
Roseburg
Medford
Klamath Falls
AVISTA SERVICE TERRITORY
Electric
Natural Gas
Electric and Natural Gas

Information as of Dec. 31, 2014

A responsible mix of generation

Founded on clean, renewable hydropower

- Strategy is to control a portfolio of resources that responsibly meet our long-term energy needs
- Long resources through 2020; plan to add 96 MW natural gas peaker by the end of 2020
- Exceeds Washington state's 15% Renewable Portfolio Standard for the next 20+ years



Noxon Rapids Dam

Avista Utilities Electricity Generation Resource Mix*
Dec. 31, 2014



Natural Gas 35%
Hydro 48%
Coal 9%
Wind 6%
Biomass 2%

*Based on maximum capacity
Excludes AEL&P

AVISTA

Significant investments to upgrade all systems

5% to 6% rate base growth

Avista Utilities Capital Expenditures**
($ millions)



Environmental
Generation
Gas
Other*
Growth
Enterprise Technology
T&D
$352
$12
$63
$43
$23
$46
$71
$94
$375
$22
$53
$47
$39
$39
$54
$121
$375
$22
$52
$47
$29
$43
$51
$131
$400
$18
$54
$56
$30
$43
$53
$146
2014
2015
2016
2017
Projected

* Other includes Facilities and Fleet
** Excludes planned capital expenditures at AEL&P of $14 million in 2015, $17 million in 2016 and $13 million in 2017

Investing in our utility

Preserving and enhancing service reliability



Advanced Metering Infrastructure (AMI)



Aldyl A Natural Gas Pipe Replacement



Nine Mile Falls Rehab



Grid Modernization



Little Falls Plant Upgrade

AVISTA

Driving effective regulatory outcomes

Continued recovery of costs and capital investments

Washington

- May 4, 2015, filed a partial settlement agreement on cost of capital, net power supply costs and rate spread and rate design. Cost of capital based on 48.5% equity ratio and 9.5% return on equity.
- Sept. 4, 2015, filed rebuttal testimony, incorporating the partial settlement and further reducing our requested electric and natural gas revenue increases. For electric, reduced our requested revenue increase from $17.0 million to $3.6 million. For natural gas, reduced our requested revenue increase from $11.3 million to $10.3 million.
- Unsettled issues include capital investments and recovery of increased utility operating costs.
- Decision expected by Jan. 11, 2016.

Idaho

- Oct. 19, 2015, reached an all-party settlement agreement designed to increase annual electric base revenues by $1.7 million and annual natural gas base revenues by $2.5 million.
- Based on 50% equity ratio and 9.5% return on equity.
- Includes electric and natural gas decoupling mechanisms (Fixed Cost Adjustment).
- New rates would take effect Jan. 1, 2016.

Oregon

- Nov. 6, 2015, filed an all-party partial settlement agreement which includes the implementation of a natural gas decoupling mechanism. The agreement reduces the natural gas revenue request from $8.6 million to $6.7 million.
- Unsettled issues include return on equity and capital structure, appropriate level of additions to rate base and appropriate level of expenses.
- Request based on 50% equity ratio and 9.9% return on equity.
- Decision expected by Mar. 4, 2016.

Alaska Electric Light & Power Company (AEL&P)

Growing the utility core

Diversifying our utility footprint

AEL&P

Oldest regulated electric utility in Alaska, founded in 1893

- Serves 16,000 electric customers in the City and Borough of Juneau, meeting nearly all of its energy needs with hydropower
- One of the lowest cost electric utilities in the state
- Approved capital structure of 53.8% equity and an authorized return on equity of 12.875%



Juneau, Alaska


Barrow
Arctic Ocean
Alaska
Fairbanks
Nome
Canada
Anchorage
Valdez
Bethel
Homer
Juneau
Bering Sea
Kodiak
Gulf of
Alaska
Sitka
Ketchikan
Pacific Ocean

AVISTA

Opportunity to drive additional growth in Alaska

Bringing natural gas to Juneau

- Invest approximately $130 million over 10 years
  - 50% during first five years
  - Expect $0.05 of earnings by third year of operations
  - Two-year construction phase
    - Construction to begin first half 2016
    - Slightly dilutive to earnings during construction phase
    - Accretive to earnings during first year of operations



Juneau, Alaska

- Next steps
  - Seek low-cost debt financing through mechanisms provided by Alaska Industrial Development & Export Authority (AIDEA)
  - Request state and local funds to support customers' conversion costs
  - File and obtain from the regulatory commission of Alaska a non-conditional Certificate of Public Convenience and Necessity

AVISTA

Strategic Investments

Developing platforms for future growth

Creating new growth platforms

- Expand natural gas services via LNG
  - Salix (subsidiary)
    - Generation – diesel substitution
    - Marine fueling
    - Rail fueling
  - Finalist for LNG liquefaction plant to serve the Interior Energy Project, specifically Fairbanks, Alaska
    - One of five finalists selected in RFP process
    - Decision expected by year-end
- Targeted investments
  - Plum Energy
    - Small LNG project investments
  - TROVE
    - Leverage AMI data through applied analytics

Financial

Performance Metrics

Continued earnings growth

Total Earnings per Diluted Share
Attributable to Avista Corporation

Business Segments	Q3 2015	Q3 2014
Avista Utilities	$0.20	$0.16
AEL&P	$0.01	$0.01
Other	-	$(0.01)
Continuing Operations – Diluted EPS	**$0.21**	**$0.16**
Ecova (DiscOp)	-	-
TOTAL – Diluted EPS	**$0.21**	**$0.16**



$1.72
$1.32
$1.85
$3.10
$1.35
2011
2012
2013
2014
Q3 YTD 2015
Continuing Operations
Ecova (DiscOp)

Growth for 2015

2015 Earnings Guidance	
Avista Utilities	$1.81 - $1.95
AEL&P	$0.08 - $0.12
Other	$(0.03) - $(0.01)
Consolidated	**$1.86 - $2.06**

Guidance Assumptions

- Our outlook for Avista Utilities assumes, among other variables, normal precipitation and temperatures for the remainder of the year and includes the expected impact from decoupling in Washington. Also, for Avista Utilities we are estimating that we will have a provision for earnings sharing for our Washington electric operations and our Idaho operations.
- For Avista Utilities we are expecting below normal hydroelectric generation for the third quarter and normal hydroelectric generation for the fourth quarter of the year. Due to the strong generation through April, we are expecting hydroelectric generation to be about 93% of normal for the full year. Due to significantly warmer weather and reduced heating loads in the first quarter of 2015, we expect a reduction to annual consolidated earnings of approximately $0.08 per diluted share.
- Our outlook for AEL&P assumes, among other variables, normal precipitation, temperatures and hydroelectric generation for the remainder of the year.
- Our guidance range for Avista Utilities encompasses expected variability in power supply costs and the application of the ERM to that power supply cost variability.
- The midpoint of our guidance range for Avista Utilities does not include any benefit or expense under the ERM. In 2015 we expect to be in a benefit position under the ERM within the 90% customer/10% company sharing band, which is expected to add approximately $0.06 per diluted share.

Attractive and growing dividend

Dividend growth expected to keep pace with long-term earnings growth


$1.10
$1.16
$1.22
$1.27
$1.32
Annual Dividend Growth 4% to 5%
2011
2012
2013
2014
2015*

*Current quarterly dividend of $0.33 annualized

AVISTA

Prudent balance sheet and liquidity

$226 million of available liquidity at Avista Corp. as of Sept. 30, 2015

- In October, priced $100 million of 4.37 percent* Avista Corp. first mortgage bonds with a maturity date of December 2045. Expect to issue December 2015.
- In 2016, expect to issue about $155 million of long-term debt and about $55 million of common stock



No significant maturities until 2018
($ millions)
$90
$273
$90
$52
$250
$13.5
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025



Consolidated Capital Structure
September 30, 2015
Equity
47.5%
Debt
52.5%

Additional long-term debt maturities beyond 2025 not shown

*In connection with this pricing, we cash-settled five interest rate swap contracts (notional aggregate amount of $75 million) and paid a total of $9.3 million.

An attractive investment

- Strong and responsible core utility
  - Investing substantially to modernize infrastructure and upgrade systems
  - Steady returns and attractive dividend yield*
  - One of the greenest utilities in the U.S.**
- Focus on utility growth
  - Selective acquisition of AEL&P
  - Developing new products and services and supporting economic development throughout service area
  - LDC opportunity in Juneau
- Positioning for future
  - Strategically investing in ways to extend access to natural gas via LNG and leverage AMI data through applied analytics
  - Track record of innovation (e.g. Itron, ReliOn, Ecova)



Reliably building value for our customers, investors, communities and employees

* Dividend yield 3.8% based on stock price as of Dec. 1, 2015

** Source: *Benchmarking Air Emissions of the 100 Largest Power Producers in the United States*, NRDC, May 2014

LDC: Local distribution company

Photo: Cabinet Gorge Dam

AVISTA

We welcome your questions

Company Contact

Jason Lang, Investor Relations Manager

509-495-2930

jason.lang@avistacorp.com

www.avistacorp.com



Photo: Huntington Park, Spokane, Wash.